Exhibit 10.40

                         CALIFORNIA WATER SERVICE GROUP
                            STOCK OPTION GRANT NOTICE
                              EQUITY INCENTIVE PLAN

California Water Service Group (the "Company"), pursuant to its Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below ("Shares"). This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
                                           -------------------------------------
Date of Grant:
                                           -------------------------------------

Vesting Commencement Date:
                                           -------------------------------------
Number of Shares Subject to Option:
                                           -------------------------------------
Exercise Price (Per Share):
                                           -------------------------------------
Total Exercise Price:
                                           -------------------------------------
Expiration Date:
                                           -------------------------------------

Type of Grant:     [ ]  Incentive Stock Option(1)
                   [ ]  Nonstatutory Stock Option

Exercise Schedule:      Same as Vesting Schedule

Vesting Schedule:  [ ]  100% of the Shares vest ___ years after the
                        Vesting Commencement Date

                   [ ] The Shares vest annually over ___ years after the Vesting Commencement Date

                   [ ] The Shares vest quarterly over ___ years after the Vesting Commencement Date

                   [ ] The Shares vest monthly over ___ years after the Vesting Commencement Date

                   [ ] ___% of the Shares vest on the first anniversary of the Vesting Commencement Date; thereafter, the Shares vest monthly quarterly annually, over ___ years

               Vesting is contingent upon completion of Continuous Service; annual, quarterly or monthly vesting is at an equal rate over the vesting period.

Payment: By one or a combination of the following items (described in the Stock Option Agreement): (i) by cash or check, (ii) pursuant to a Regulation T Program if the Shares are publicly, or (iii) by delivery of already-owned shares if the Shares are publicly traded

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:


CALIFORNIA WATER SERVICE GROUP                            OPTIONHOLDER:

By:
   -----------------------------------       -----------------------------------
          Signature                                      Signature

Title:                                  Date:
   -----------------------------------       -----------------------------------
Date:

ATTACHMENTS:  Stock  Option  Agreement,  Equity  Incentive  Plan,  and Notice of
Exercise

--------------------
(1) If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in any calendar year. Any excess over $100,000 is a nonstatutory stock option.